UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K
Current Report

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (date of earliest event reported): May 8, 2020

IOVANCE BIOTHERAPEUTICS, INC.

(Exact Name of Registrant as Specified in Charter)

Delaware
(State of Incorporation)

001-36860	75-3254381
Commission File Number	(I.R.S. Employer Identification No.)

999 Skyway Road, Suite 150
San Carlos, California	94070
(Address of Principal Executive Offices)	(Zip Code)

(650) 260-7120
(Registrant’s Telephone Number, Including Area Code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425).

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12).

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b)).

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c)).

Indicate by check mark whether the registrant is an emerging growth company as defined in as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter). Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock, par value $0.000041666 per share	IOVA	The Nasdaq Stock Market, LLC

Item 8.01.	Other Events.

On May 8, 2020, Iovance Biotherapeutics, Inc. (the “Company”) posted a copy of the Notice and the Stipulation of Settlement (each as defined below) to the Investors section of the Company’s website at ir.iovance.com/settlement. The contents of the Company’s corporate website shall not be deemed to be incorporated by reference into this Current Report on Form 8-K.

On April 24, 2020, the United States District Court for the District of Delaware (the “Court”) issued an order (the “Preliminary Order”) providing for preliminary approval of the proposed settlement of the claims asserted nominally on behalf of the Company against the individual defendants named in the previously disclosed stockholder derivative action entitled In re Iovance Biotherapeutics, Inc. Stockholder Derivative Litigation (lead case no. 17-cv-01806) pending before the Court in accordance with the Stipulation of Settlement, dated December 27, 2019 (the “Stipulation of Settlement”). The Stipulation of Settlement calls for the Company to adopt certain governance changes and for the Company’s insurer to pay to plaintiff’s counsel $500,000 for certain legal fees and expenses. The Preliminary Order set July 2, 2020, as the hearing date for the final approval of the terms of the Stipulation of Settlement.

As required by the Preliminary Order, the Company is filing the Stipulation of Settlement and the Notice of Pendency and Proposed Settlement of Stockholder Derivative Action (the “Notice”) with this Current Report on Form 8-K, copies of which are attached hereto as Exhibits 99.1 and 99.2, respectively, and incorporated herein by reference. In accordance with the Preliminary Order, a summary of the Notice has also been published in the national edition of Investor’s Business Daily as an additional form of notice to the Company’s stockholders.

Item 9.01	Financial Statements and Exhibits

(d)	Exhibits.

Exhibit No.	Description
99.1	Stipulation of Settlement, dated December 27, 2019.
99.2	Notice of Pendency and Proposed Settlement of Stockholder Derivative Action.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: May 8, 2020	IOVANCE BIOTHERAPEUTICS, INC.

	By:	/s/ MARIA FARDIS
Maria Fardis, Chief Executive Officer